Rule 497(e)
File Nos.:  002-85378
    811-3462

SUPPLEMENT DATED March 17, 2014
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2013

Effective March 17, 2014, the Meeder Funds® Statement of Additional Information is amended as follows:

The “Bank Obligations and Instruments Secured Thereby” section on page 15 of the Investment Policies and Related Matters section is deleted in its entirety and replaced by the following paragraph:

“Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks, and instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. A Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks, if the domestic branch is subject to the same regulation as United States banks.“

The “Bank Obligations and Instruments Secured Thereby” section on page 21 of the Money Market Fund section is deleted in its entirety and replaced by the following paragraph:

“Bank Obligations and Instruments Secured Thereby - These are obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks, and instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Money Market Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks, if the domestic branch is subject to the same regulation as United States banks.“

Investors Should Retain this Supplement for Future Reference